UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 27, 2023, ResolutionRx Ltd (“ResolutionRx”), an unlisted public Australian Company (Australian Company Number or ACN: 664 925 651, Australian Business Number or ABN: 17 664 925 651) and a wholly owned subsidiary of RespireRx Pharmaceuticals Inc. (OTC: RSPI) (“RespireRx”) entered into a Services Agreement (“Agreement”) with iNGENu CRO Pty Ltd (Australian Company Number or ACN: 656 400 056) (“iNGENu”) for clinical research and other related services. Under the Agreement, ResolutionRx will be required to make a US$50,000 deposit with iNGENu within 30 days of the rendering of the first invoice by iNGENu which invoice is anticipated to be received within a few days of the signing of the Agreement. The deposit is to be applied to the final research and development budget of approximately US$16.5 million, which has been agreed by the parties and which deposit shall be credited against the first invoice. Under the Agreement, iNGENu is expected to provide full-service contract research organization (“CRO”) clinical and related services, including regulatory, compliance, GMP (good manufacturing practices) manufacturing services in addition to human pharmacokinetic, pharmacodynamic and pivotal human efficacy and safety studies of dronabinol for the treatment of obstructive sleep apnea.

The press release dated March 1, 2023 announcing the entry by ResolutionRx into the Agreement, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

A partially redacted copy of the ResolutionRx and iNGENu CRO Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits that are furnished and filed as part of this report is set forth in the Exhibit Index, which follows, and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1*	Press Release dated March 1, 2023
99.2*	ResolutionRx Ltd and iNGENu CRO Pty Ltd Services Agreement dated 27 Februay 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2023	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer